MP63 FUND, INC.

       The Moneypaper Adviser, Inc.

TICKER SYMBOL: DRIPX

Summary Prospectus – July 9, 2019

Before You Invest

Before you invest, you may want to review the MP63 Fund’s prospectus, which contains additional information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.mp63fund.com or by writing to MP63 Fund, Inc., c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. You can also get this information at no cost by calling 1-877-MP63FUN (1-877-676-3386).  This Summary Prospectus incorporates by reference the Fund’s entire Prospectus and SAI, each dated June 28, 2019, as supplemented.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website www.mp63fund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the MP63 Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees: (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed within 180 days of purchase)	1.00%
Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees	0.35%
Distribution & Servicing (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses (after waivers and/or reimbursement)	0.72%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

There is no redemption fee charged if shares remain in the fund for six months or more, therefore you would pay the following expenses if you did not redeem your shares.

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in dividend paying common stock of companies that offer direct investment plans (“DRIPs”), with an emphasis on quality and diversity. These are typically large-capitalization stocks (e.g. companies with market capitalizations of greater than $10 billion) with an emphasis on quality and diversity. The Fund is generally invested in a blend of value and growth styles. Buying and selling decisions emphasize a long-term outlook and take into account the maintenance of a balance among the companies and industries represented. The companies in which the Fund principally invests are typically large capitalization stocks and are diversified across industries.  However, the Fund may invest in companies of any size. The remaining assets in the Fund (up to 20%) may be held in cash or cash equivalents or invested in stocks that the managers believe would be useful for diversification purposes.

Under normal market conditions, the number of companies in which the Fund principally invests is 63.1  However the number may be more or less depending on the portfolio managers’ assessment of the potential for future growth.  Generally, each such company is allocated an amount of the total to be invested in the manner designed to reduce the impact of volatility by ___________________

1 When the Fund commenced operations in 1999, the companies in which the Fund invested were represented in the MP63 Stock Index (the “DRIP Index”), an index established in 1994 by an affiliate of the Advisor to track the performance of companies that offer dividend reinvestment plans (DRIPs). From January 1, 1994 through May 22, 2017, which is the last day that the DRIP Index was actively maintained and updated, the Fund invested primarily in the portfolio companies that were included in the DRIP Index, with results that the Advisor believes demonstrated the relative advantages of investing in companies with DRIPs.  Since May 22, 2017, the Fund has principally invested, and will continue prospectively to principally invest, in common stocks that meet the same investment criteria as was utilized to select the stocks that comprised the DRIP Index.

investing regularly and periodically rather than making lump-sum investments in larger amounts.  Dividends are generally reinvested in the company that paid the dividend.

Fund holdings are periodically rebalanced to realize profits or losses, to minimize exposure to what the managers may believe are overvalued securities (and augment undervalued positions). To facilitate this investment strategy, the Fund offers an Automatic Investment Plan and encourages shareholders to make regular periodic investments, which can be stopped or changed at any time.

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

General Risks

You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments may vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

Risks of Investing in Common Stocks

Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and the price of their securities may therefore be more volatile.

Focused Portfolio Risks

The Fund principally invests its assets in the securities that offer direct investment plans (“DRIPs”).  Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than a fund that holds a broader array of securities.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.mp63fund.com and by calling toll-free 1-877-MP63FUN (1-877-676-3386).

Year-By-Year Annual Returns

(for calendar years ending on December 31)

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
24.72%
12.67%
1.31%
13.82%
32.57%
13.28%
-3.73%
14.94%
18.51%
-5.54%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

During the periods covered in the bar chart, the highest return for a quarter was 17.94% (quarter ended June 30, 2009) and the lowest return for a quarter was -15.15% (quarter ended September 30, 2011). The Fund’s year-to-date return as of March 31, 2019 was 13.12%.

Average Annual Total Returns (for periods ending on December 31, 2018)	One Year	Five Years	Ten Years	Since Inception (3/2/1999)
Return Before Taxes	-5.54%	7.01%	11.67%	6.00%
After-Tax Return on Distributions	-7.20%	5.53%	10.48%	5.18%
Return After-Tax Return on Distributions and Sale of Fund Shares	-2.67%	5.03%	9.23%	4.66%
S&P 500 Composite Index (reflects no deduction for fee, expenses or taxes)	-4.39%	8.49%	13.11%	5.67%

The S&P 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

MANAGEMENT

Investment Adviser - The Moneypaper Advisor, Inc. (the “Advisor”).

Portfolio Managers - Vita Nelson, President, and Mario Medina are the Fund’s co-portfolio managers.  Ms. Nelson has served as co-portfolio manager of the Fund since the Fund’s inception in February 1999.  Mr. Medina has served as co-portfolio manager since July 1, 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The Fund is currently available through two discount brokerage services, TD Ameritrade and Charles Schwab, on their respective no-load/transaction fee platforms.  There are no minimums for purchases or exchanges into the Fund. The Fund’s shares are redeemable on any business day by written request to the Fund, by telephone, by wire transfer, or by contacting your financial adviser.

To Place Buy, Sell or Exchange Orders

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either directly from the Fund through a financial advisor.  You may transact directly with the Fund as follows:

By mail: MP63 Fund, Inc.

c/o Mutual Shareholder Services LLC

8000 Town Centre Drive

Suite 400, Broadview Heights, OH 44147

By phone: 1-877MP63FUN (1-877-676-3386).

If you wish to purchase, redeem, or exchange shares through a financial advisor, please contact the financial advisor directly to find out if additional requirements apply.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.